UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2018

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of
Incorporation)

0-50440	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of May 8, 2018, Supernus Pharmaceuticals, Inc. (the “Company”) entered into the Third Amendment to Amended and Restated Employment Agreement with Jack Khattar, President and Chief Executive Officer of the Company (the “Employment Agreement”).  Also as of the same day, the Company and certain key executives entered into amendments to their existing Executive Retention Agreements (the “Retention Agreements”).  The amendments to the Employment Agreement and the Retention Agreements provide that all amounts payable to the executive under the applicable Employment Agreement or Retention Agreement are subject to the Company’s Clawback Policy effective as of April 23, 2018 (the “Clawback Policy”) notwithstanding the effective date of the Clawback Policy.  The Clawback Policy provides that if (i) the Board of Directors of the Company (the “Board”) determines that a covered executive engaged in fraud, intentional misconduct or gross negligence that requires a material restatement of financial results, and (ii) such fraud or intentional misconduct resulted in an incorrect determination that an incentive compensation performance goal had been achieved, then the Board may take appropriate action to recover from such covered executive any incentive compensation resulting from such incorrect determination paid to such covered executive during the three-year period preceding the filing of such accounting restatement.

A copy of the amendment to the Employment Agreement is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference (and this description is qualified in its entirety by reference to such document).  A copy of the form of amendment to the Retention Agreement is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference (and this description is qualified in its entirety by reference to such document).

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit 10.1 — Third Amendment to Amended and Restated Employment Agreement, dated May 8, 2018, between Supernus Pharmaceuticals, Inc. and Jack Khattar.

Exhibit 10.2 — Form of Amendment to Executive Retention Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: May 11, 2018	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Vice-President and Chief Financial Officer